UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2020

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2020, Granite Construction Incorporated (the “Company”) announced the appointment of James A. Radich as Executive Vice President and Chief Operating Officer of the Company effective December 1, 2020. In this position, Mr. Radich will be responsible for overseeing the day-to-day operations of the Company, reporting directly to Kyle T. Larkin, President of the Company. Mr. Radich, age 62, joined the Company in 1980 and rejoined the Company in 2011 where he has served as Senior Vice President and Group Manager since January 2020. He served as Vice President and Coastal Region Manager from 2014 to 2019 and Vice President of the Northern California Region from 2011 to 2014. From 1993 to 2011, Mr. Radich was employed by Oldcastle Materials, Inc. When he first joined the Company, Mr. Radich served as Project Engineer from 1980 to 1983, Project Manager from 1985 to 1990 for the Heavy Civil and Vertical Divisions and Chief Estimator from 1990 to 1993 in the Vertical Division. He received a B.S.C.E. from Santa Clara University in 1980 and is a Registered Civil Engineer.
In connection with Mr. Radich’s appointment, he will receive (1) an annual base salary of $500,000; (2) an annual incentive opportunity under the Company’s Annual Incentive Plan at a target achievement of 80% of his base salary, applicable for the 2021 fiscal year under the terms of the Company’s Annual Incentive Plan; and (3) an equity award opportunity under the Company’s 2021 Long-Term Incentive Compensation Plan at a target achievement of 120% of his base salary. Mr. Radich also participates in the Granite Construction Key Management Deferred Compensation Plan II and the Executive Retention and Severance Plan III. Under the Executive Retention and Severance Plan III, Mr. Radich will be entitled to a severance multiple of 2x in the event his employment is terminated without cause by the Company or he resigns with good reason, in either case, within three years after a change in control. Mr. Radich also receives a vehicle allowance of $1,000 per month.

Item 7.01.	Regulation FD Disclosure.

In connection with the appointment of Mr. Radich, the Company issued a press release, which is furnished hereto as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated – November 16, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: November 16, 2020